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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	Expires: April 30, 2009 Estimated average burden hours per response: 5.0
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2009

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On November 13, 2009, Registrant mailed a letter to its shareholders summarizing the unaudited results of operations and financial condition that were reported previously on Form 10-Q.  The letter is furnished herewith as Exhibit No. 99.

Item 9.01.       Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Letter to Shareholders dated November 13, 2009, summarizing Registrant’s results of operations and financial condition for and as of the quarter and nine months ended September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: November 17, 2009	By:	/s/ H. Douglas Chaffin
H. Douglas Chaffin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99	Letter to Shareholders dated November 13, 2009, summarizing Registrant’s results of operations and financial condition for and as of the quarter and nine months ended September 30, 2009.